UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

December 5, 2011
____________________________

CONN'S, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-50421 (Commission File Number)		06-1672840 (IRS Employer Identification No.)
3295 College Street Beaumont, Texas 77701 (Address of Principal Executive Offices and zip code)

(409) 832-1696
(Registrant's telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 2.02. Results of Operations and Financial Condition.

On December 8, 2011, we issued a press release announcing our earnings for the fiscal quarter ended October 31, 2011.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On December 5, 2011, our board of directors appointed Theodore M. Wright to serve as our President and Chief Executive Officer of the Company.  Mr. Wright had served as our Interim President and Chief Executive Officer since February 28, 2011.

Mr. Wright has served on our board of directors since 2003 and as our Chairman of the Board since December 2010.  Mr. Wright served on the audit committee and compensation committee of our board of directors from 2003 until he was elected as our Interim President and Chief Executive Officer on February 28, 2011. He has also served as chairman of a special committee of our board of directors formed in connection with our recent debt refinancing. Mr. Wright retired in 2004 as president of Sonic Automotive, Inc., a New York Stock Exchange listed and Fortune 300 automotive retailer. He also served that organization as its chief financial officer from April 1997 through April 2003, and served on that company’s board of directors from 1997 through 2004. Mr. Wright also serves on the board of directors of Titan Machinery, Inc., and is a member of its audit and compensation committees. Mr. Wright received a B.A. from Davidson College.

(e)           In connection with appointing Mr. Wright as our President and Chief Executive Officer, our board set Mr. Wright’s annual base salary at $700,000.  Mr. Wright will be eligible for a bonus under our previously announced cash bonus plan.  Mr. Wright’s target bonus is $425,000 with a maximum bonus under the plan of 150% of the target bonus.  We also granted Mr. Wright 50,000 restricted stock units and five year options to acquire 175,000 shares of our common stock under our incentive plans.  The restricted stock units and the options vest in three equal installments on December 5, 2012, December 5, 2013 and December 5, 2014; provided, however, no restricted stock unit or option will vest until the closing price for our common stock is at least $18 per share for at least twenty consecutive trading days.  Additionally, we entered into an Executive Severance Agreement with Mr. Wright substantially similar to what we have entered into with our Chief Financial Officer and the Presidents of our divisions.  A copy of the severance agreement is filed herewith as Exhibit 10.12 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit 10.12 Executive Severance Agreement between Conn’s, Inc. and Theodore M. Wright.

Exhibit 99.1 Press Release, dated December 8, 2011, announcing earnings for fiscal quarter ended October 31, 2011.

None of the information contained in Item 2.02 or Exhibit 99.1 of this Form 8-K shall be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and none of it shall be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC

Date: December 8, 2011	By:	/s/ Michael J. Poppe
Michael J. Poppe
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.12	Executive Severance Agreement between Conn’s, Inc. and Theodore M. Wright

99.1	Press Release, dated December 8, 2011, announcing earnings for fiscal quarter ended October 31, 2011